UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 10, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 10, 2011, Steadfast Income REIT, Inc. (the “Company”) issued a press release reporting the Company’s operating results for the period ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Steadfast Income REIT, Inc. Press Release, dated August 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date: August 10, 2011	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
99.1	Steadfast Income REIT, Inc. Press Release, dated August 10, 2011